UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 28, 2006

CENTURY PROPERTIES GROWTH FUND XXII

(Exact name of Registrant as specified in its charter)

California	0-13418	94-2939418
(State of other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification Number)

55 Beattie Place

Post Office Box 1089

Greenville, South Carolina 29602

(Address of principal executive offices)

(864) 239-1000

(Issuer's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01

Completion of Acquisition or Disposition of Assets.

Century Properties Growth Fund XXII, a California limited partnership (the “Registrant”), owns a 100% interest in Hampton Greens CPGF 22, L.P., a Delaware limited partnership (the “Partnership”).  The Partnership owns Hampton Greens Apartments (“Hampton Greens”), a 309-unit apartment complex located in Dallas, Texas.  On December 28, 2006, the Partnership sold Hampton Greens to a third party, JRK Asset Management, Inc., a California corporation (the “Purchaser”).  The Purchaser purchased the property along with three other apartment complexes, all of which were owned by entities (the "Selling Partnerships") affiliated with AIMCO Properties, L.P., which is an affiliate of the managing general partner of the Registrant.  The total sales price for Hampton Greens and the three other apartment complexes was approximately $48,700,000, of which approximately $9,100,000 represents the portion of the sales price allocated to Hampton Greens.  The Registrant continues to own and operate four other investment properties.

In accordance with the Amended and Restated Certificate and Agreement of Limited Partnership of the Registrant, the Registrant’s managing general partner is evaluating the cash requirements of the Registrant to determine whether any portion of the net proceeds will be distributed to the Registrant’s partners.

Item 9.01

Financial Statements and Exhibits

(b)

     Pro forma financial information.

The following unaudited pro forma consolidated balance sheet and consolidated statements of operations reflects the operations of the Registrant as if Plantation Creek Apartments (previously disclosed by the Registrant on Current Report on Form 8-K filed on July 14, 2006), Promontory Point Apartments (previously disclosed by the Registrant on Current Report on Form 8-K filed on December 19, 2006) and Hampton Greens had been sold on January 1, 2005.

The pro forma consolidated financial statements do not project the Registrant’s results of operations at any future date or for any future period.  This pro forma information should be read in conjunction with the Registrant’s 2005 Annual Report on Form 10-KSB.

PRO FORMA CONSOLIDATED BALANCE SHEET

(in thousands)

September 30, 2006

All other assets	$ 4,140
Investment properties, net	22,796

Total Assets	$ 26,936

All other liabilities	$ 1,649
Mortgage notes payable	43,889
Partners’ deficit	(18,602)
Total Liabilities and Partners’ Deficit	$ 26,936

PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per unit data)

	Year Ended	Nine Months Ended
	December 31, 2005	September 30, 2006

Total revenues	$ 9,597	$ 7,870
Total expenses	10,296	7,931

Net loss	$ (699)	$ (61)

Net loss per limited partnership unit	$ (7.44)	$ (0.64)

d)

Exhibits

10.36

Second Amendment to Purchase and Sale Contract between Hampton Greens, L.P., a Delaware limited partnership,    and the affiliated Selling Partnerships, and JRK Asset Management, Inc., a California corporation, dated December 15, 2006.

10.37 Third Amendment to Purchase and Sale Contract between Hampton Greens, L.P., a Delaware limited partnership, and the affiliated Selling Partnerships, and JRK Asset Management, Inc., a California corporation, dated December 21, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTURY PROPERTIES GROWTH FUND XXII

By:

FOX PARTNERS IV

General Partner

By:

FOX CAPITAL MANAGEMENT CORPORATION

Managing General Partner

By:

/s/Martha L. Long

Martha L. Long

Senior Vice President

Date:

January 3, 2007